SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant X
Filed by a party other than the registrant
Check the appropriate box
_ Preliminary proxy statement
x    Definitive proxy statement
_    Definitive additional materials
_    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        The High Yield Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



                        The High Yield Income Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

x    $125 per Exchange  Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

_    $500 per each party to the controversy pursuant to  Exchange Act Rule 14a-6
     (i)(3).

_    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------
     (5) Total Fee Paid:


     ---------------------------------------------------------------------------

_    Fee paid previously with preliminary materials.


_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:


     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------
     (3) Filing Party:


     ---------------------------------------------------------------------------
     (4) Date Filed:

                        THE HIGH YIELD INCOME FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 --------------

To Our Shareholders:


    Notice is hereby given that the 1995 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 7, 1995, at 9:00 a.m., at One Seaport Plaza, New York, New York 10292, for the following purposes:


        1. To elect two directors.


        2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending August 31, 1996.


        3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


    The Board of Directors has fixed the close of business on October 13, 1995 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.


                                 S. Jane Rose
                                   Secretary


Dated: October 24, 1995


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                                ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292

                               -------------------

                                 PROXY STATEMENT

                              --------------------


    This Proxy  Statement  is  furnished  by the Board of  Directors of The High
Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 7, 1995 at 9:00 a.m., at One Seaport Plaza, New York, New York 10292, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    The most recent annual and semi-annual report for the Fund has previously been sent to shareholders and may be obtained without charge by writing the Fund at One Seaport Plaza, New York, New York 10292 or by calling 1-800-451-6788.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

    If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

    The close of business on October 13, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,004,087 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to shareholders of record on or about October 27, 1995.

    As of October 13, 1995, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, held, solely of record on behalf of other persons, 8,610,198 shares of the Fund and which represented approximately 78% of the shares of the Fund then outstaniding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

    The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $12,000 and will be borne by the Fund.


    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PMF and PIC are indirect subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 1995, PMF served as the manager to 37 open-end investment companies, and as manager or administrator to 27 closed-end investment companies with aggregate assets of more than $50 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

    The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 5 Directors-Messrs. Dorsey, Lennox, Redeker and Shirk and Ms. Smith. Messrs. Dorsey, Lennox, Shirk and Ms. Smith have served as Directors since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. All of the current members of the Board of Directors have previously been elected by the shareholders.

    At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualify or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy, which was recently adopted, calls for the retirement of Directors on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phasing provision, Messrs. Lennox and Shirk are scheduled to retire on December 31, 1997.

    As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Mr. Dorsey and Ms. Smith-whose term expires in 1995; Class II: Mr. Shirk-whose term expires in 1996; and Class III: Messrs. Lennox and Redeker-whose term expires in 1997.

    Two Directors, Mr. Dorsey and Ms. Smith will be elected to serve as Class I Directors until the Fund's 1998 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Mr. Dorsey and Ms. Smith. Mr. Dorsey and Ms. Smith have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

    The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.




                         INFORMATION REGARDING DIRECTORS



                                                                                  Shares of
                                                                                 Common Stock
                                                                                  Owned at
      Name, age, business experience during the                Position with     October 13,
         past five years and directorships                         Fund            1995
      -----------------------------------------                -------------    -----------


                         Class I (Term Expiring in 1995)

Eugene C. Dorsey (68), retired President, Chief Exec-             Director          -0-
  utive Officer and Trustee of the Gannett  Foundation
  (now  Freedom  Forum);   former  Publisher  of  four
  Gannett  newspapers  and Vice  President  of Gannett
  Company;    Past   Chairman,    Independent   Sector
  Washington,  D.C.  (largest  national  coalition  of
  philanthropic organizations); former Chairman of the
  American  Council  for  the  Arts;  Director  of the
  advisory board of Chase Manhattan Bank of Rochester,
  Director/Trustee of 7 Prudential Mutual Funds.

Robin  B.  Smith  (56),   President  (since  September            Director         -0-
  1981) and Chief  Executive  Officer  (since  January
  1988) of  Publishers  Clearing  House;  Director  of
  BellSouth   Corporation,   Huffy  Corporation,   The
  Omnicom  Group,  Inc.,  Springs  Industries,   Inc.,
  Texaco Inc., Director/Trustee of 6 Prudential Mutual
  Funds.

                        Class II (Term Expiring in 1996)



                                                                                  Shares of
                                                                                 Common Stock
                                                                                  Owned at
      Name, age, business experience during the                Position with     October 13,
         past five years and directorships                         Fund            1995
      -----------------------------------------                -------------    -----------


Stanley  E.  Shirk  (79),  Certified Public Accountant            Director          -0-
  and a former senior partner of the  accounting  firm
  of  KPMG  Peat  Marwick;   former   Management   and
  Accounting  Consultant  for the  Association of Bank
  Holding  Companies,  Washington,  D.C.  and the Bank
  Administration      Institute,      Chicago,     IL;
  Director/Trustee of 8 Prudential Mutual Funds.


                        Class III (Term Expiring in 1997)

Donald  D.  Lennox  (76),   Chairman  (since  February           Director           -0-
  1990)   and   Director   (since   April   1989)   of
  International   Imaging  Materials,   Inc.;  Retired
  Chairman,  Chief  Executive  Officer and Director of
  Schlegel  Corporation   (industrial   manufacturing)
  (March  1987-February  1989);  Director  of  Gleason
  Corporation and Personal Sound  Technologies,  Inc.;
  Director/Trustee of 10 Prudential Mutual Funds.

*Richard  A.  Redeker (52), President, Chief Executive           President and     -0-
  Officer and  Director  (since  October  1993),  PMF;             Director
  Executive  Vice  President,  Director  and Member of
  Operating Committee (since October 1993), Prudential
  Securities;   Director   (since   October  1993)  of
  Prudential  Securities Group, Inc. (PSG);  Executive
  Vice    President,    The   Prudential    Investment
  Corporation;    Director   (since   January   1994),
  Prudential Mutual Fund Distributors,  Inc.; Director
  (since   January  1994),   Prudential   Mutual  Fund
  Services,   Inc.   formerly  Senior  Executive  Vice
  President and Director of Kemper Financial Services,
  Inc. (September  1978-September 1993); President and
  Director of [36] Prudential Mutual Funds


------------
*Indicates "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Mr. Redeker is deemed to be an "interested person" by reason of his affiliation with PMF and Prudential Securities.

    The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 13, 1995.


    The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of PMF an annual fee of $10,000. The Fund will reimburse all Directors for their out-of-pocket travel expenses. For the fiscal year ended August 31, 1995, Directors' fees and expenses amounted to $40,000 and $255, respectively.

     The Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. As of August 31, 1995, Mr. Dorsey and Ms. Smith have elected to receive their Director's fees pursuant to a deferred fee agreement with the Fund.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended August 31, 1995 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.


                               Compensation Table





                                                                                         Approximate
                                                    Pension or                           Compensation
                                                    Retirement        Estimated           From Fund
                                     Aggregate    Benefits Accrued      Annual             And Fund
                                   Compensation   As Part of Fund    Benefits Upon       Complex Paid
      Name and Position              From Fund       Expenses         Retirement         to Directors
      -----------------            ------------   ----------------   -------------       -------------



Eugene C. Dorsey-Director* .........  $10,000          None               N/A           $61,000(7/35)**
Donald D. Lennox-Director ..........  $10,000          None               N/A           $90,000(10/22)**
Stanley E. Shirk-Director ..........  $10,000          None               N/A           $79,000(8/19)**
Robin B. Smith-Director* ...........  $10,000          None               N/A           $55,000(6/15)**

----------------

 *All  compensation  from the Fund for the  fiscal  year ended  August 31,  1995 represents deferred compensation. Aggregate compensation from the Fund and the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $10,547 and $10,159, for the Fund and $63,600 and $68,800 for the Fund Complex for Mr. Dorsey and Ms. Smith.


**Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

    There were four meetings of the Fund's Board of Directors during the fiscal year ended August 31, 1995, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of Messrs. Dorsey, Lennox and Shirk and Ms. Smith, the non-affiliated Directors of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1995. For the fiscal year ended August 31, 1995 all of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.


    The executive  officers of the Fund, other than as shown above,  are: Robert
F. Gunia, Vice President, and S. Jane Rose, Secretary, having held such offices since October 1, 1987, Susan C. Cot(acute accent)e, Treasurer and Principal Financial and Accounting Officer, having held such office since October 11, 1990, Stephen M. Ungerman, Assistant Treasurer, having held such office since April 11, 1995 and Marguerite E. H. Morrison, Assistant Secretary, having held such office since May 6, 1992. Mr. Gunia is 48 years old and is currently Chief Administrative Officer (since July 1990), Director, Executive Vice President, Treasurer and Chief Financial Officer (since June 1987) of PMF and a Senior Vice President of Prudential Securities. He is also Executive Vice President, Chief Financial Officer, Treasurer and Director (since March 1991) of Prudential Mutual Fund Distributors, Inc., Director of Prudential Mutual Fund Services, Inc. and Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc. Ms. Rose is 49 years old and is a Senior Vice President (since January
1991) and Senior Counsel (since June 1987) of PMF and a Senior Vice President and Senior Counsel of Prudential Securities (since July 1992). Prior thereto, she was a First Vice President (June 1987-December 1990) of PMF and a Vice President and Associate General Counsel of Prudential Securities. Ms. Cot(acute accent)e is 40 years old and is Chief Operating Officer and Managing Director, Prudential Investment Advisors and Vice President of Prudential Investment Corporation. Prior thereto she was a Senior Vice President (January 1989-February 1995) of PMF, and a Senior Vice President (January 1992-February
1995) of Prudential Securities. Mr. Ungerman is 42 years old and is First Vice President (since February 1993) of PMF. Prior thereto he was a Senior Tax Manager at Price Waterhouse. Ms. Morrison is 39 years old and is a Vice President and Associate General Counsel (since June 1991) of PMF and a Vice President and Associate General Counsel of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.


 Required Vote

    Directors must be elected by a vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote thereupon.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)


    The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 1996. Price Waterhouse LLP has served as independent accountants for the Fund for the Fund's fiscal year ended August 31, 1995 and for each year since the Fund's inception. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse LLP. No representative of Price Waterhouse LLP is expected to be present at the Meeting.

    The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

 Required Vote

    The affirmative vote of at least a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

    A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 1996 hereinafter called must be received by the Fund on or before August 4, 1995 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                             S. Jane Rose
                                                Secretary

Dated: October 24, 1995

    Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

(left column)

[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                           THE HIGH YIELD INCOME FUND, INC.
                                     P R O X Y

                          The Board of Directors recommends
                         a vote "FOR" each of the Proposals.


(right column)



                                    For      With-    For All
                                             hold     Except
1.) ELECTIONS OF DIRECTORS          [ ]      [ ]        [ ]

                                Nominees: Class I
                       Eugene C. Dorsey and Robin B. Smith

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).


                                           For      Against      Abstain
2.) To ratify the selection of Price       [ ]        [ ]          [ ]
Waterhouse LLP as independent
accountants for the fiscal year
ending August 31, 1996.

                                                    ____________________________
Please be sure to mark, sign, date and return the       Date
Proxy card promptly using the enclosed envelope.
________________________________________________________________________________



___Shareholder sign here____________________________Co-owner sign here__________



In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

NOTE:
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



       Mark box at right if address change is noted
       on the reverse side of this card.                    [ ]

       RECORD DATE SHARES:

                        THE HIGH YIELD INCOME FUND, INC.
                                One Seaport Plaza
                            New York, New York 10292


     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Robert F. Gunia, S. Jane Rose and Marguerite E. H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 13, 1995 at the Annual Meeting of Shareholders to be held on December 7, 1995, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.


ADDRESS CHANGE:

__________________________________________

__________________________________________

__________________________________________



 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

Proxy Services P.O. Box 550, New York, NY 10013-0550
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           Your vote is important!

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           We have been  requested to forward to you the enclosed proxy material relative to shares carried by us in your account but not registered in your name. Such shares can be voted only by us as the holder of record.

           We shall be pleased to vote your shares in accordance with your wishes. If you will execute the enclosed form and return it to us promptly in the self-addressed stamped envelope, also enclosed. It is understood that, if you sign without otherwise marking the form, the shares will be voted as recommended by the management on all matters to be considered at the meeting.

           We urge you to send in your proxy so that we may vote your shares in accordance with your wishes.

           The rules of the New York Stock Exchange provide that if instructions are not received by the tenth day before the meeting, the proxy may be given at discretion by the holder of record of the shares. If you are unable to communicate with us by such date, we will, nevertheless, follow your instructions even if our discretionary vote has already been given, provided your instuctions are received prior to the stockholders' meeting.

           Should you wish to attend the meeting in person or have a proxy covering your shares, we shall be pleased to issue the same to you.


           Form 2502 (Rev 2/95)